Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes
Income Taxes

(19) Income Taxes

Net deferred tax liabilities consist of the following components as of December 31, 2015 and 2014 (in millions):

	2015	2014
Deferred tax assets:
Stock-based compensation	$4.4	$4.5
Bad debts	0.1	0.1
Other assets	1.2	2.9
Property and equipment	—	0.5
Intangible start-up costs	0.2	0.2
Unrecognized tax benefits	4.2	3.0
Net operating losses and credit carryforwards	4.2	1.9
Foreign currency translation loss	3.0	1.0
Total deferred tax assets	17.3	14.1
Deferred tax liabilities:
Goodwill and other intangibles	19.9	15.7
Property and equipment	2.7	—
Prepaid expenses	1.1	1.2
Foreign branch losses	—	0.1
Foreign equity earnings	0.4	0.3
Total deferred tax liabilities	24.1	17.3
Net deferred tax liabilities	$(6.8)	$(3.2)

The deferred tax asset associated with net operating losses and credit carryforwards is $4.2 million and $1.9 million for the years ended December 31, 2015 and 2014, respectively. The net operating losses have no expiration. The credit carryforwards have various expiration periods. It is anticipated that all credit carryforwards will be utilized prior to expiration.

The provision for income taxes for the years ended December 31, 2015, 2014 and 2013 consists of the following (in millions):

	2015	2014	2013
Current tax expense:
Federal	$32.7	$21.1	$23.5
State	9.5	5.4	2.5
Foreign	7.4	—	—
Total current tax expense	49.6	26.5	26.0
Deferred income tax expense:
Federal, state and foreign	6.9	4.6	2.8
Total deferred income tax expense	6.9	4.6	2.8
Income tax provision	$56.5	$31.1	$28.8

For the years ended December 31, 2015, 2014 and 2013, income from continuing operations before taxes consists of the following (in millions):

	2015	2014	2013
U.S. operations	$105.3	$48.8	$58.5
Foreign operations	33.4	31.5	17.1
	$138.7	$80.3	$75.6

Income tax expense (benefit) attributable to income from continuing operations consists of (ins millions):

	Current	Deferred	Total
Year ended December 31, 2015
U.S. federal	$32.7	$6.9	$39.6
State and local	9.5	0.8	10.3
Foreign jurisdictions	7.4	(0.8)	6.6
	$49.6	$6.9	$56.5
Year ended December 31, 2014
U.S. federal	$21.1	$(0.9)	$20.2
State and local	5.4	0.6	6.0
Foreign jurisdictions	—	4.9	4.9
	$26.5	$4.6	$31.1
Year ended December 31, 2013
U.S. federal	$23.5	$12.1	$35.6
State and local	2.5	0.3	2.8
Foreign jurisdictions	—	(9.6)	(9.6)
	$26.0	$2.8	$28.8

The following table shows the tax effects to additional paid‑in capital and other comprehensive (loss) income (in millions):

	Year ended
	December 31
	2015	2014	2013
Excess tax benefit related to stock-based compensation	$1.0	$(0.1)	$—
Income tax (benefit) expense to other comprehensive income	(1.9)	(5.7)	1.7

The Company has elected to treat BTL and Chi‑X Europe as flow‑through entities for U.S. federal income tax purposes. As a result, the activities for BTL and Chi‑X Europe are treated as branches of the Company, and taxable income or loss reported by BTL and Chi‑X Europe are included in the U.S. federal income tax return of the Company. The Company assessed the realizability of its U.K. deferred tax assets and released its valuation allowance in 2013. The Company recorded a corresponding U.S. deferred tax liability for the U.K. deferred tax assets. It is anticipated that a portion of the U.K. tax liability will be offset by U.S. foreign tax credits subject to the limitations of Internal Revenue Code Section 901(m). Pursuant to U.K. tax law, net operating losses do not expire as long as the trade or business that generated the losses remains in existence.

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to income before income tax provision for the years ended December 31, 2015, 2014 and 2013 due to the following (in millions):

	2015		2014		2013
Computed “expected” tax provision	$48.6	35.0%	$28.1	35.0%	$26.5	35.0%
Increase (decrease) in income tax resulting from:
Nondeductible expenses	0.8	0.6	0.2	0.2	1.4	1.9
Section 199 benefits	(2.1)	(1.5)	(1.3)	(1.6)	(1.5)	(2.0)
State income taxes	7.8	5.7	5.0	6.2	4.4	5.8
Recognition of unrecognized tax benefits	—	—	—	—	(3.8)	(5.0)
Other	1.4	0.9	(0.9)	(1.1)	1.8	2.4
Income tax provision	$56.5	40.7%	$31.1	38.7%	$28.8	38.1%

The effective tax rate for 2015 was 40.7% compared to 38.7% in 2014 and 38.1% in 2013. The effective tax rate increased from 2013 to 2014 due a reduction in Section 199 benefits and an increase of unrecognized tax benefits. The effective tax rate increased from 2014 to 2015 due to higher non‑deductible expenses.

The Company provides a valuation allowance against net deferred tax assets if, based on management’s assessment of historical and projected future operating results and other available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Management believes it is more likely than not that the deferred tax assets will be realized based upon expectations of future taxable income.

In 2013, the Company released its valuation allowance associated with its U.K. net deferred tax assets. A reconciliation of the U.K. valuation allowance for the year ended December 31, 2013 is as follows (in millions):

Changes to
accumulated
	Balance		other
	beginning of	Credited to	comprehensive		Balance end
	period	income	income	Releases	of period
December 31, 2013	16.9	(7.0)	(0.4)	(9.5)	—

A reconciliation of the unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013 is as follows (in millions):

	Year ended December 31
	2015	2014	2013
Balance at beginning of year	$7.9	$6.0	$9.1
Additions for acquired entities	—	0.5	—
Additions for current year tax positions	3.5	2.1	1.9
Additions for prior year tax positions	1.2	1.0	—
Reductions for prior year tax positions	(0.2)	(0.3)	(5.0)
Reductions related to expirations of statute of limitations	(0.4)	(0.3)	—
Settlements	—	(1.1)	—
Balance at end of year	$12.0	$7.9	$6.0

It is reasonably possible that the total amount of unrecognized tax benefits may decrease by approximately $4.2 million and 0.5 million within the next twelve months due to potential tax authority examination adjustments and expiring statutes of limitation, respectively.

At December 31, 2015 and 2014, the Company had $9.0 million and $4.9 million, respectively, of unrecognized tax benefits, net of federal benefit that, if recognized, would affect the effective tax rate. The Company had accrued interest and penalties of $1.2 million and $0.7 million related to uncertain tax positions at December 31, 2015 and 2014. Total interest and penalties increased by $0.5 million in 2015 and increased by $0.1 million in 2014.

The Company files a U.S. federal income tax return and tax returns in various jurisdictions, including a U.K. income tax return for its U.K. operations. The Company’s open tax years are 2012 through 2015. The Company is currently under a U.S. federal income tax examination for tax year 2011, 2012 and 2013 and in certain states for certain subsidiaries. The Company believes the aggregate amount of any additional liabilities that may result from examinations, if any, will not have a material adverse effect on the financial position, results of operations, or cash flows of the Company.